Exhibit 99.2

SUPPLEMENTAL INFORMATION FOURTH QUARTER 2018

701 WESTERN AVENUE | GLENDALE, CA 91201 | 818.244.8080 | PSBUSINESSPARKS.COM

ANALYSIS OF OPERATING RESULTS AND FINANCIAL CONDITION FOR

THE THREE MONTHS AND YEAR ENDED DECEMBER 31, 2018

Forward-Looking Statement

When used within this press release, the words “may,” “believes,” “anticipates,” “plans,” “expects,” “seeks,” “estimates,” “intends” and similar expressions are intended to identify “forward-looking statements.” Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results and performance of the Company to be materially different from those expressed or implied in the forward-looking statements. Such factors include the impact of competition from new and existing commercial facilities which could impact rents and occupancy levels at the Company’s facilities; the Company’s ability to evaluate, finance and integrate acquired and developed properties into the Company’s existing operations; the Company’s ability to effectively compete in the markets that it does business in; the impact of the regulatory environment as well as national, state and local laws and regulations including, without limitation, those governing REITs; the impact of general economic conditions upon rental rates and occupancy levels at the Company’s facilities; the availability of permanent capital at attractive rates, the outlook and actions of Rating Agencies and risks detailed from time to time in the Company’s SEC reports, including quarterly reports on Form 10-Q, reports on Form 8-K and annual reports on Form 10-K.

Non-GAAP Disclosures

Provided within this supplemental information package are measures not defined in accordance with U.S. generally accepted accounting principles (“GAAP”). We believe our presentation of these non-GAAP measures assist investors and analysts in analyzing and comparing our operating and financial performance between reporting periods. These non-GAAP measures discussed below are not substitutes of other measure of financial performance presented in accordance with GAAP. In addition, other real estate investment trusts (“REITs”) may compute these measures differently, so comparisons among REITs may not be helpful.

Net operating income (“NOI”) – We evaluate the performance of our business parks primarily based on NOI, a non-GAAP financial measure. We define NOI as rental income less adjusted cost of operations (described below). We believe NOI assists investors in analyzing the performance and value of our business parks by excluding (i) corporate items not related to the results of our business parks, (ii) depreciation and amortization expense because it does not accurately reflect changes in the value of our business parks, and (iii) LTEIP amortization as these items significantly vary from period to period and thus impact comparability across periods.

The GAAP measure most directly comparable to NOI is net income.

Cash NOI – We utilized cash NOI to evaluate the cash flow performance of our business parks. Cash NOI represents NOI less non-cash adjustments in revenue and in cost of operations. The non-cash adjustments in revenue include straight-line rent, amortization of above and below market rents, tenant inducements and reimbursements. The non-cash adjustments in cost of operations include amortization from stock compensation and amortization from a Senior Management Long-Term Equity Incentive Plan (“LTEIP”). The GAAP measure most directly comparable to cash NOI is net income.

Adjusted Cost of Operations – Adjusted cost of operations represent cost of operations, excluding LTEIP amortization, which can vary significantly period to period based upon-the performance of the whole company, rather than just property operations. The GAAP measure most directly comparable to adjusted cost of operations is cost of operations.

Earnings before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) - EBITDAre is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) and is often utilized to evaluate the performance of real estate companies. EBITDAre is calculated as net income before interest, depreciation and amortization and adjusted to exclude gains or losses from sales of depreciable real estate assets. We believe our presentation of EBITDAre assists investors and analysts in evaluating the operating performance of our business activities, including the impact of general and administrative expenses, and without the impact from gains or losses from sales of depreciable real estate assets. The GAAP measure most directly comparable EBITDAre is net income.

Funds from Operations (“FFO”) and FFO per share - FFO and FFO per share are non-GAAP measures defined by the NAREIT and are considered helpful measures of REIT performance by REITs and many REIT analysts. FFO represents GAAP net income before real estate depreciation and amortization expense, gains or losses from sales and impairment charges with respect to real estate assets, which are excluded because it does not accurately reflect changes in the value of our business parks. FFO per share represents FFO allocable to common and dilutive shares, divided by aggregate common and dilutive shares. The GAAP measure most directly comparable to FFO and FFO per share are net income and earnings per share, respectively.

Core FFO and Core FFO per share - Core FFO and Core FFO per share represent FFO and FFO per share excluding the net impact of (i) income allocated to preferred shareholders to the extent redemption value exceeds the related carrying value and (ii) compensatory arrangements related to the departure of a senior executive. We believe our presentation of Core FFO and Core FFO per share assist investors and analysts in analyzing and comparing our operating and financial performance between reporting periods. The GAAP measure most directly comparable to Core FFO and Core FFO per share are net income and earnings per share, respectively.

Funds Available for Distribution (“FAD”) - FAD is a non-GAAP measure that represents Core FFO adjusted to (a) deduct capital expenditures that maintain the real estate values, tenant improvements and lease commissions and (b) eliminate certain non-cash expenses or income such as straight-line rent and non-cash stock compensation expense. We believe our presentation of FAD assists investors and analysts in analyzing and comparing our operating and financial performance between reporting periods. FAD is not a substitute for GAAP net cash flow in evaluating our liquidity or ability to pay dividends, because they exclude investing and financing activities presented on our statements of cash flows. The GAAP measure most directly comparable to FAD is our statements of cash flows.

	December 31, 2018	December 31, 2017
ASSETS

Cash and cash equivalents	$37,379	$114,882	(a)

Real estate facilities, at cost:
Land	816,656	769,036
Buildings and improvements	2,374,943	2,156,862

	3,191,599	2,925,898
Accumulated depreciation	(1,241,116)	(1,161,798)

	1,950,483	1,764,100	(b)
Properties held for sale, net	-	49,259
Land and building held for development	30,848	29,665

	1,981,331	1,843,024

Investment in and advances to unconsolidated joint venture	-	100,898
Rent receivable, net	1,403	1,876	(c)
Deferred rent receivable, net	33,308	32,062
Other assets	15,173	7,417	(d)

Total assets	$2,068,594	$2,100,159

LIABILITIES AND EQUITY

Accrued and other liabilities	$85,141	$80,223	(e)
Preferred stock called for redemption	-	130,000

Total liabilities	85,141	210,223

Equity:
PS Business Parks, Inc.’s shareholders’ equity:
Preferred stock	959,750	959,750
Common stock	274	272
Paid-in capital	736,131	735,067	(f)
Accumulated earnings (deficit)	69,207	(1,778)	(g)

Total PS Business Parks, Inc.’s shareholders’ equity	1,765,362	1,693,311
Noncontrolling interests	218,091	196,625

Total equity	1,983,453	1,889,936

Total liabilities and equity	$2,068,594	$2,100,159

(a)	Change in cash and cash equivalents:
	Beginning cash balance at December 31, 2017			$114,882
	Net cash provided by operating activities			276,153
	Net cash used in investing activities			(36,066)
	Net cash used in financing activities			(317,590)

	Ending cash balance at December 31, 2018			$37,379

(b)	Change in real estate facilities:
	Beginning balance at December 31, 2017			$1,764,100
	Consolidation of joint venture			106,717
	Acquisition of real estate			138,036
	Recurring capital improvements			10,751
	Tenant improvements, gross			18,929
	Capitalized lease commissions			8,048
	Nonrecurring capital improvements			1,176
	Depreciation and amortization			(96,732)
	Transfer to properties sold			(542)

	Ending balance at December 31, 2018			$1,950,483

				Increase
(c)	Change in rent receivable:	December 31, 2018	December 31, 2017	(Decrease)
	Non-government customers	$1,040	$1,115	$(75)
	U.S. Government customers	763	1,161	(398)
	Allowance for doubtful accounts	(400)	(400)	-

		$1,403	$1,876	$(473)

				Increase
(d)	Change in other assets:	December 31, 2018	December 31, 2017	(Decrease)
	Lease intangible assets, net	$8,671	$1,084	$7,587
	Prepaid property taxes and insurance	3,381	3,394	(13)
	Other	3,121	2,939	182

		$15,173	$7,417	$7,756

				Increase
(e)	Change in accrued and other liabilities:	December 31, 2018	December 31, 2017	(Decrease)
	Customer security deposits	$37,557	$34,198	$3,359
	Accrued property taxes	10,454	11,157	(703)
	Customer prepaid rent	16,830	16,638	192
	Lease intangible liabilities, net	7,870	7,970	(100)
	Other	12,430	10,260	2,170

		$85,141	$80,223	$4,918

(f)	Change in paid-in capital:
	Beginning paid-in capital			$735,067
	Exercise of stock options			3,008
	Stock compensation, net			3,032
	Cash paid for taxes in lieu of shares upon vesting of restricted stock units			(4,981)
	Adjustment to reflect noncontrolling interests underlying ownership - common units			5

	Ending paid in capital			$736,131

(g)	Change in accumulated earnings (deficit):
	Beginning accumulated deficit			$(1,778)
	Net income			226,702
	Distributions to preferred shareholders			(51,880)
	Distributions to common shareholders			(103,837)

	Ending accumulated earnings			$69,207

	For The Three Months Ended		For the Years
	Ended December 31,		Ended December 31,
	2018	2017	2018	2017

Rental income	$104,125	$101,837	$413,516	$402,179	(a)

Expenses:
Cost of operations	30,637	32,378	126,547	125,340	(b)
Depreciation and amortization	25,737	23,805	99,242	94,270
General and administrative	3,056	2,660	10,155	9,679	(c)

Total operating expenses	59,430	58,843	235,944	229,289

Interest and other income	444	343	1,510	942	(d)
Interest and other expense	(166)	(313)	(665)	(1,285)	(e)
Equity in loss of unconsolidated joint venture	-	(47)	-	(805)
Gain on sale of real estate facilities	8,201	-	93,484	1,209
Gain on sale of development rights	-	2,500	-	6,365

Net income	53,174	45,477	271,901	179,316
Allocation to noncontrolling interests	(8,385)	(5,669)	(45,199)	(24,279)

Net income allocable to PS Business Parks, Inc.	44,789	39,808	226,702	155,037
Allocation to preferred shareholders based upon
Distributions	(12,959)	(14,401)	(51,880)	(52,873)
Charge related to the redemption of preferred securities	-	(4,078)	-	(10,978)
Allocation to restricted stock unit holders	(331)	(179)	(1,923)	(761)

Net income allocable to common shareholders	$31,499	$21,150	$172,899	$90,425

Net income per common share
Basic	$1.15	$0.78	$6.33	$3.32
Diluted	$1.15	$0.77	$6.31	$3.30

Weighted average common shares outstanding:
Basic	27,353	27,255	27,321	27,207
Diluted	27,454	27,442	27,422	27,412

		For The Three Months Ended		Increase	For the Years Ended		Increase
(a)	Rental income:	December 31, 2018	December 31, 2017	(Decrease)	December 31, 2018	December 31, 2017	(Decrease)
	Same Park	$97,239	$96,435	$804	$388,121	$380,294	$7,827
	Same Park non-cash revenue (1)	900	776	124	4,028	4,210	(182)
	Non-Same Park	3,202	393	2,809	7,640	1,226	6,414
	Non-Same Park non-cash revenue (1)	341	126	215	1,040	269	771
	Multifamily	2,295	-	2,295	7,330	-	7,330
	Multifamily non-cash revenue (1)	1	-	1	23	-	23
	Revenue from assets sold or held for sale	147	4,107	(3,960)	5,334	16,180	(10,846)

		$104,125	$101,837	$2,288	$413,516	$402,179	$11,337

		For The Three Months Ended		Increase	For the Years Ended		Increase
(b)	Cost of operations:	December 31, 2018	December 31, 2017	(Decrease)	December 31, 2018	December 31, 2017	(Decrease)
	Same Park	$27,667	$29,454	$(1,787)	$114,843	$114,426	$417
	Same Park non-cash adjustments (2)	218	188	30	759	629	130
	Non-Same Park	1,260	453	807	3,330	1,367	1,963
	Non-Same Park non-cash adjustments (2)	12	2	10	25	6	19
	Multifamily	1,041	-	1,041	4,054	-	4,054
	Expenses from assets sold or held for sale	134	1,717	(1,583)	2,268	6,581	(4,313)
	LTEIP amortization	305	564	(259)	1,268	2,331	(1,063)

		$30,637	$32,378	$(1,741)	$126,547	$125,340	$1,207

		For The Three Months Ended		Increase	For the Years Ended		Increase
(c)	General and administrative expenses:	December 31, 2018	December 31, 2017	(Decrease)	December 31, 2018	December 31, 2017	(Decrease)
	Compensation expense	$1,734	$881	$853	$5,462	$3,879	$1,583
	Separation settlement	-	-	-	-	1,500	(1,500)
	LTEIP amortization	313	560	(247)	827	901	(74)
	Professional fees and other	1,009	1,219	(210)	3,866	3,399	467

		$3,056	$2,660	$396	$10,155	$9,679	$476

		For The Three Months Ended		Increase	For the Years Ended		Increase
(d)	Interest and other income:	December 31, 2018	December 31, 2017	(Decrease)	December 31, 2018	December 31, 2017	(Decrease)
	Management fee income	$76	$129	$(53)	$407	$506	$(99)
	Interest income	270	211	59	489	356	133
	Other income	98	3	95	614	80	534

		$444	$343	$101	$1,510	$942	$568

		For The Three Months Ended		Increase	For the Years Ended		Increase
(e)	Interest and other expense:	December 31, 2018	December 31, 2017	(Decrease)	December 31, 2018	December 31, 2017	(Decrease)
	Credit facility	$-	$(150)	$(150)	$(18)	$(1,210)	$(1,192)
	Capitalized interest	-	-	-	-	506	506
	Facilities fees & other charges	(166)	(163)	3	(647)	(581)	66

		$(166)	$(313)	$(147)	$(665)	$(1,285)	$(620)

(1)	Non-cash revenue represents straight-line rent, amortization of above and below market rents, tenant inducements and reimbursements.
(2)	Non-cash adjustments represents amortization of stock compensation separate from LTEIP amortization.

NET OPERATING INCOME (1)

	For The Three Months Ended December 31,			For the Years Ended December 31,
	2018	2017	% Change	2018	2017	% Change
Rental income:
Same Park (2)	$98,139	$97,211	1.0%	$392,149	$384,504	2.0%
Non-Same Park (3)	3,543	519	582.7%	8,680	1,495	480.6%
Multifamily (4)	2,296	-	100.0%	7,353	-	100.0%

Total rental income	103,978	97,730	6.4%	408,182	385,999	5.7%

Adjusted cost of operations:
Same Park (2)	27,885	29,642	(5.9%)	115,602	115,055	0.5%
Non-Same Park (3)	1,272	455	179.6%	3,355	1,373	144.4%
Multifamily (4)	1,041	-	100.0%	4,054	-	100.0%

Total adjusted cost of operations	30,198	30,097	0.3%	123,011	116,428	5.7%

Net operating income:
Same Park (2)	70,254	67,569	4.0%	276,547	269,449	2.6%
Non-Same Park (3)	2,271	64	3,448.4%	5,325	122	4,264.8%
Multifamily (4)	1,255	-	100.0%	3,299	-	100.0%

Total net operating income	$73,780	$67,633	9.1%	$285,171	$269,571	5.8%

CASH NET OPERATING INCOME

	For The Three Months Ended December 31,			For the Years Ended December 31,
	2018	2017	% Change	2018	2017	% Change
Rental income:
Same Park (2)	$97,239	$96,435	0.8%	$388,121	$380,294	2.1%
Non-Same Park (3)	3,202	393	714.8%	7,640	1,226	523.2%
Multifamily (4)	2,295	-	100.0%	7,330	-	100.0%

Total rental income	102,736	96,828	6.1%	403,091	381,520	5.7%

Adjusted cost of operations:
Same Park (2)	27,667	29,454	(6.1%)	114,843	114,426	0.4%
Non-Same Park (3)	1,260	453	178.1%	3,330	1,367	143.6%
Multifamily (4)	1,041	-	100.0%	4,054	-	100.0%

Total adjusted cost of operations	29,968	29,907	0.2%	122,227	115,793	5.6%

Net operating income:
Same Park (2)	69,572	66,981	3.9%	273,278	265,868	2.8%
Non-Same Park (3)	1,942	(60)	3,336.7%	4,310	(141)	3,156.7%
Multifamily (4)	1,254	-	100.0%	3,276	-	100.0%

Total net operating income	$72,768	$66,921	8.7%	$280,864	$265,727	5.7%

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION FOR REAL ESTATE (EBITDAre) (5)

	For The Three Months Ended December 31,			For the Years Ended December 31,
	2018	2017	% Change	2018	2017	% Change
Net income	$53,174	$45,477	16.9%	$271,901	$179,316	51.6%
Net interest expense (6)	(133)	77	(272.7%)	66	823	(92.0%)
Depreciation and amortization	25,737	23,805	8.1%	99,242	94,270	5.3%
Company’s share of depreciation from unconsolidated joint venture	-	593	(100.0%)	-	1,180	(100.0%)
Gain on sale of real estate facilities and development rights	(8,201)	(2,500)	228.0%	(93,484)	(7,574)	1,134.3%

EBITDAre (5)	$70,577	$67,452	4.6%	$277,725	$268,015	3.6%

(1)	Excludes 943,000 square feet of assets held for sale or sold.
(2)	Same Park includes assets acquired prior to January 1, 2016.

(3)	Non-Same Park reflects assets acquired on or subsequent to January 1, 2016.

(4)

Effective January 1, 2018, operating results from our multifamily asset were consolidated into our consolidated statement of income. Operating results prior to January 1, 2018 were reflected under “equity in loss of unconsolidated joint venture” on our consolidated statement of income. Our multifamily asset commenced operations during the second quarter of 2017. Refer to page 27 for more information.

(5)

Earnings before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) is a defined term by the National Association of Real Estate Investment Trusts and is calculated as Net Income before interest, depreciation and amortization and adjusted to exclude gains or losses from sales of depreciable real estate assets. Refer to the “Forward-Looking Statement and Non-GAAP Disclosures” for more information on page 3.

(6)

Net interest expense represents reported interest expense net of interest income. Interest income was $270 and $211 for the three months ended December 31, 2018 and 2017, respectively, and $489 and $356 for the years ended December 31, 2018 and 2017, respectively.

PROPERTY INFORMATION (1)

	For The Three Months Ended December 31,			For the Years Ended December 31,
	2018	2017	% Change	2018	2017	% Change
Total Portfolio (2)
Total rentable square footage at period end	28,186,000	27,129,000	3.9%	28,186,000	27,129,000	3.9%
Weighted average occupancy	94.4%	94.6%	(0.2%)	94.2%	93.8%	0.4%
Period end occupancy	94.3%	95.2%	(0.9%)	94.3%	95.2%	(0.9%)
Annualized realized rent per occupied sq. ft. (3)	$15.28	$15.23	0.3%	$15.34	$15.17	1.1%
REVPAF (4)	$14.43	$14.41	0.1%	$14.45	$14.23	1.5%

Same Park Portfolio (5)
Total rentable square footage at period end	26,903,000	26,903,000	-	26,903,000	26,903,000	-
Weighted average occupancy	95.2%	95.1%	0.1%	94.9%	94.4%	0.5%
Period end occupancy	95.1%	95.7%	(0.6%)	95.1%	95.7%	(0.6%)
Annualized realized rent per occupied sq. ft. (3)	$15.32	$15.20	0.8%	$15.36	$15.15	1.4%
REVPAF (4)	$14.59	$14.45	1.0%	$14.58	$14.29	2.0%

Non-Same Park Portfolio (6)
Total rentable square footage at period end	1,283,000	226,000	467.7%	1,283,000	226,000	467.7%
Weighted average occupancy	77.7%	38.6%	101.3%	72.6%	25.9%	180.3%
Period end occupancy	78.2%	43.1%	81.4%	78.2%	43.1%	81.4%

Multifamily Portfolio (2)
Number of units	395	395	-	395	395	-
Period end occupancy	95.9%	58.5%	64.1%	95.9%	58.5%	64.1%

(1)	Excludes 943,000 square feet of assets held for sale or sold.
(2)	Operating metrics from the multifamily asset are excluded from the total portfolio operating metrics.

(3)	Represents the annualized total rental income earned per occupied square foot.

(4)	Represents the annualized total rental income earned per total weighted average available square foot.

(5)	Same Park includes assets acquired prior to January 1, 2016.

(6)	Non-Same Park reflects assets acquired on or subsequent to January 1, 2016.

	For the Three Months Ended		For the Years Ended
	December 31,		December 31,
	2018	2017	2018	2017

Net income allocable to common shareholders	$31,499	$21,150	$172,899	$90,425
Adjustments:
Gain on sale of real estate facility and development rights	(8,201)	(2,500)	(93,484)	(7,574)
Depreciation from unconsolidated joint venture	-	593	-	1,180
Depreciation and amortization	25,737	23,805	99,242	94,270
Net income allocable to noncontrolling interests	8,385	5,669	45,199	24,279
Net income allocable to restricted stock unit holders	331	179	1,923	761
FFO allocated to joint venture partner	(21)	-	(13)	-

FFO allocable to common and dilutive shares	57,730	48,896	225,766	203,341
Preferred redemption charge	-	4,078	-	10,978
Net impact due to a change in senior executive (1)	-	-	-	(414)

Core FFO allocable to common and dilutive shares	57,730	52,974	225,766	213,905
Adjustments:
Recurring capital improvements	(3,734)	(3,336)	(10,517)	(9,708)
Tenant improvements	(6,277)	(4,538)	(18,416)	(27,326)
Capitalized lease commissions	(1,729)	(2,171)	(7,930)	(6,943)
Total recurring capital expenditures (assets sold or held for sale)	(42)	(502)	(611)	(1,863)
Total recurring capital expenditures (multifamily)	-	-	(13)	-
Straight-line rent	(736)	(392)	(3,061)	(2,311)
In-place lease adjustment	22	8	57	(18)
Tenant improvement reimbursements, net of lease incentives	(536)	(528)	(2,226)	(2,182)
Stock compensation expense	1,241	1,529	4,174	5,191
Cash paid for taxes in lieu of shares upon vesting of restricted stock units	(26)	-	(4,981)	(3,865)
Capitalized interest expense	-	-	-	(506)

FAD	45,913	43,044	182,242	164,374
Distributions to common shareholders	(28,730)	(23,167)	(103,837)	(92,531)
Distributions to common operating partnership unit holders	(7,670)	(6,209)	(27,760)	(24,838)
Distributions to restricted stock unit holders	(307)	(179)	(1,142)	(761)

Free cash available after fixed charges	9,206	13,489	49,503	46,244
Non-recurring property renovations (2)	(1,063)	(963)	(1,176)	(4,379)
Investment in Highgate (3)	-	(4,352)	(3,175)	(34,007)
Investment in The Mile redevelopment (4)	(666)	(413)	(1,183)	(2,637)

Retained cash	$7,477	$7,761	$43,969	$5,221

Weighted average outstanding:
Common shares	27,353	27,255	27,321	27,207
Operating partnership units	7,305	7,305	7,305	7,305
Restricted stock units	169	175	182	187
Common share equivalents	101	187	101	205

Total common and dilutive shares	34,928	34,922	34,909	34,904

FFO per common and dilutive share	$1.65	$1.40	$6.47	$5.83
Core FFO per common and dilutive share	$1.65	$1.52	$6.47	$6.13
FAD distribution payout ratio (5)	79.9%	68.7%	72.8%	71.9%

(1)

In order to provide comparable data points, the net impact of compensation related to the change in senior management has been excluded. As such, the 2017 amount represents a reversal of non-cash stock compensation of $1.9 million partially offset by a separation settlement of $1.5 million.

(2)	Non-recurring property renovations represents renovations that substantially enhance the value of a property.

(3)	Development costs related to a 395-unit apartment complex that commenced operations during 2017.

(4)	Predevelopment costs related to a multifamily project on a large contiguous block of real estate located in Tysons, Virginia.

(5)	FAD distribution payout ratio is equal to total distributions to common shareholders, unit holders and restricted stock unit holders divided by FAD during each of the reporting periods.

(1)	Excludes a lease buyout payment of $528,000.

	For the Year Ended	Cost per Weighted
	December 31, 2018	Average Square Foot
Commercial recurring capital expenditures (1)
Capital improvements	$10,517	$0.38
Tenant improvements	18,416	0.66
Lease commissions	7,930	0.29

Total recurring capital expenditures	36,863	$1.33

Sold properties capital expenditures	611

Total commercial recurring capital expenditures	37,474

Non-recurring property renovations	1,176

Total capital expenditures (excluding multifamily)	38,650

Multifamily capital expenditures	13

Total capital expenditures	$38,663

(1)

The Company defines “recurring capital expenditures” as those capitalized costs necessary to continue to operate the property at its current economic value. Capital improvements in excess of $2,000 with a useful life greater than 24 months are capitalized. Lease transaction costs of $1,000 or more for leases with terms greater than 12 months are capitalized. Lease-up costs on acquired properties are included in recurring capital expenditures. Renovations that substantially enhance the value of a property are included in non-recurring property renovations.

	As of December 31, 2018			As of December 31, 2017
		% of Total			% of Total
		Market	WTD Average		Market	WTD Average
	Total	Capitalization	Rate	Total	Capitalization	Rate

Unsecured Debt:
$250.0 million unsecured credit facility (LIBOR + 0.825%)	$-	-	-	$-	-	-

Total unsecured debt	-	-	-	-	-	-

Preferred Equity:
5.75% Series U preferred stock (9,200,000 depositary shares outstanding) callable 9/14/17	230,000	4.2%		230,000	4.2%
5.70% Series V preferred stock (4,400,000 depositary shares outstanding) callable 3/14/18	110,000	2.0%		110,000	2.0%
5.20% Series W preferred stock (7,590,000 depositary shares outstanding) callable 10/20/21	189,750	3.4%		189,750	3.5%
5.25% Series X preferred stock (9,200,000 depositary shares outstanding) callable 9/21/22	230,000	4.2%		230,000	4.2%
5.20% Series Y preferred stock (8,000,000 depositary shares outstanding) callable 12/7/22	200,000	3.6%		200,000	3.7%
6.00% Series T preferred stock (5,200,000 depositary shares outstanding) redeemed 1/3/18	-	-		130,000	2.5%

Total preferred equity	959,750	17.4%	5.40%	1,089,750	20.1%	5.47%

Total debt and preferred equity	959,750	17.4%	5.40%	1,089,750	20.1%	5.47%

Common stock (27,362,101 and 27,254,607 shares outstanding as of December 31, 2018 and 2017, respectively) (1)	3,584,435	65.2%		3,409,279	63.0%
Common operating partnership units (7,305,355 units outstanding as of December 31, 2018 and 2017) (1)	957,002	17.4%		913,827	16.9%

Total common equity	4,541,437	82.6%		4,323,106	79.9%

Total market capitalization	$5,501,187	100.0%		$5,412,856	100.0%

Interest expense and related expenses (2)	$555			$1,685
Preferred distributions	51,880			52,873

Total fixed charges and preferred distributions	$52,435			$54,558

Ratio of Debt and Preferred Equity to EBITDAre (3)	3.5x			4.1x
Ratio of EBITDAre to fixed charges and preferred distributions	5.3x			4.9x
Ratio of FFO to fixed charges and preferred distributions	4.3x			3.7x

(1)

Total common equity is calculated as the total number of common stock and operating partnership units outstanding multiplied by the Company’s closing share price at the end of each reporting period. Based on closing prices on December 31, 2018 and 2017 of $131.00 and $125.09, respectively.

(2)	Interest expense and related expenses presented above includes capitalized interest and facility fees.
(3)	Ratio of debt and preferred equity to EBITDAre is calculated as total debt and preferred equity dividend by the trailing twelve months EBITDAre as of the period end date shown.

Industry Concentration as of December 31, 2018

			Percentage of
			Total Rental Income
Business services			19.3%
Warehouse, distribution, transportation and logistics			11.4%
Computer hardware, software and related services			10.6%
Health services			10.1%
Retail, food, and automotive			7.7%
Engineering and construction			7.3%
Government			7.0%
Insurance and financial services			3.6%
Electronics			3.1%
Home furnishings			2.6%
Communications			1.9%
Aerospace/defense products and services			1.9%
Educational services			1.1%
Other			12.4%

Total			100.0%

Top 10 Customers by Total Annual Rental Income as of December 31, 2018

	Square Footage	Annualized	Percentage of Total
Customer		Rental Income (1)	Annualized Rental Income

US Government	681,000	$16,656	4.0%
Luminex Corp	199,000	3,949	1.0%
Keeco, L.L.C.	460,000	2,870	0.7%
Lockheed Martin Corporation	143,000	2,670	0.6%
CEVA Logistics U.S., Inc.	213,000	2,340	0.6%
KZ Kitchen Cabinet & Stone	191,000	2,310	0.6%
Applied Materials, Inc.	162,000	2,236	0.5%
Carbel, LLC	207,000	2,054	0.5%
Investorplace Media, LLC	46,000	1,925	0.5%
Raytheon	78,000	1,720	0.4%

Total	2,380,000	$38,730	9.4%

Tenant Composition as of December 31, 2018

			Average Tenant Size
		Number	(in square feet)
		of Tenants	Average square footage
Large Tenants (2)		1,514	12,409
Small Tenants (3)		3,524	2,215

Total Portfolio		5,038	5,278

(1)	For leases expiring within one year, annualized rental income includes only the income to be received under existing leases from January 1, 2019 through the respective date of expiration.
(2)	Large tenant portfolio consists of properties with average leases greater than or equal to 5,000 square feet.
(3)	Small tenant portfolio consists of properties with average leases less than 5,000 square feet.

	For the Three Months Ended
	December 31, 2018				December 31, 2017
	Flex	Office	Industrial	Total	Flex	Office	Industrial	Total
Rental Income
Northern California	$2,367	$2,893	$20,274	$25,534	$2,322	$2,756	$18,965	$24,043
Southern California	4,516	165	8,601	13,282	4,357	173	8,392	12,922
Dallas	5,071	—	2,926	7,997	5,078	—	2,843	7,921
Austin	5,178	—	1,925	7,103	5,210	—	1,851	7,061
Northern Virginia	6,132	10,210	1,828	18,170	6,385	10,556	1,730	18,671
South Florida	488	—	9,869	10,357	513	60	10,052	10,625
Suburban Maryland	3,128	7,094	1,098	11,320	2,966	7,827	1,067	11,860
Seattle	1,550	178	2,648	4,376	1,439	160	2,509	4,108

Total	28,430	20,540	49,169	98,139	28,270	21,532	47,409	97,211

Adjusted Cost of Operations (1)
Northern California	655	810	4,438	5,903	636	772	4,553	5,961
Southern California	1,208	68	2,164	3,440	1,169	60	2,035	3,264
Dallas	1,729	—	876	2,605	1,810	—	907	2,717
Austin	1,728	—	628	2,356	1,756	—	586	2,342
Northern Virginia	1,841	3,952	493	6,286	1,994	4,188	518	6,700
South Florida	122	15	2,315	2,452	180	16	3,009	3,205
Suburban Maryland	867	2,607	326	3,800	1,008	3,006	368	4,382
Seattle	357	55	631	1,043	414	50	607	1,071

Total	8,507	7,507	11,871	27,885	8,967	8,092	12,583	29,642

NOI
Northern California	1,712	2,083	15,836	19,631	1,686	1,984	14,412	18,082
Southern California	3,308	97	6,437	9,842	3,188	113	6,357	9,658
Dallas	3,342	—	2,050	5,392	3,268	—	1,936	5,204
Austin	3,450	—	1,297	4,747	3,454	—	1,265	4,719
Northern Virginia	4,291	6,258	1,335	11,884	4,391	6,368	1,212	11,971
South Florida	366	(15)	7,554	7,905	333	44	7,043	7,420
Suburban Maryland	2,261	4,487	772	7,520	1,958	4,821	699	7,478
Seattle	1,193	123	2,017	3,333	1,025	110	1,902	3,037

Total	$19,923	$13,033	$37,298	$70,254	$19,303	$13,440	$34,826	$67,569

	For the Years Ended
	December 31, 2018				December 31, 2017
	Flex	Office	Industrial	Total	Flex	Office	Industrial	Total
Rental Income
Northern California	$9,442	$11,447	$78,721	$99,610	$9,364	$10,790	$72,878	$93,032
Southern California	17,954	647	34,272	52,873	17,083	670	32,516	50,269
Dallas	19,333	—	11,566	30,899	19,992	—	11,406	31,398
Austin	21,745	—	7,863	29,608	21,924	—	7,316	29,240
Northern Virginia	24,755	41,713	7,350	73,818	25,715	42,897	6,978	75,590
South Florida	1,931	83	39,810	41,824	1,911	208	38,963	41,082
Suburban Maryland	12,695	29,154	4,464	46,313	12,086	31,128	4,528	47,742
Seattle	6,003	727	10,474	17,204	5,675	575	9,901	16,151

Total	113,858	83,771	194,520	392,149	113,750	86,268	184,486	384,504

Adjusted Cost of Operations (1)
Northern California	2,561	2,966	17,628	23,155	2,493	2,903	18,136	23,532
Southern California	4,794	270	8,619	13,683	4,743	269	8,370	13,382
Dallas	7,342	—	3,744	11,086	7,116	—	3,533	10,649
Austin	7,801	—	2,690	10,491	7,345	—	2,546	9,891
Northern Virginia	7,427	15,970	2,040	25,437	7,272	15,764	1,982	25,018
South Florida	518	63	10,422	11,003	587	67	10,695	11,349
Suburban Maryland	3,807	11,176	1,379	16,362	3,883	11,793	1,482	17,158
Seattle	1,477	225	2,683	4,385	1,501	190	2,385	4,076

Total	35,727	30,670	49,205	115,602	34,940	30,986	49,129	115,055

NOI
Northern California	6,881	8,481	61,093	76,455	6,871	7,887	54,742	69,500
Southern California	13,160	377	25,653	39,190	12,340	401	24,146	36,887
Dallas	11,991	—	7,822	19,813	12,876	—	7,873	20,749
Austin	13,944	—	5,173	19,117	14,579	—	4,770	19,349
Northern Virginia	17,328	25,743	5,310	48,381	18,443	27,133	4,996	50,572
South Florida	1,413	20	29,388	30,821	1,324	141	28,268	29,733
Suburban Maryland	8,888	17,978	3,085	29,951	8,203	19,335	3,046	30,584
Seattle	4,526	502	7,791	12,819	4,174	385	7,516	12,075

Total	$78,131	$53,101	$145,315	$276,547	$78,810	$55,282	$135,357	$269,449

(1)	Adjusted cost of operations represents cost of operations, excluding LTEIP amortization. Refer to the “Forward-Looking Statement and Non-GAAP Disclosures” for more information on page 3.

Realized Revenue per Occupied Square Feet (1)
	For the Three Months			For the Years
	Ended December 31,			Ended December 31,
Region	2018	2017	% Change	2018	2017	% Change

Northern California	$14.42	$13.72	5.1%	$14.06	$13.39	5.0%
Southern California	$16.72	$16.19	3.3%	$16.50	$15.90	3.8%
Dallas	$11.92	$12.13	(1.7%)	$11.92	$12.03	(0.9%)
Austin	$15.79	$15.12	4.4%	$16.29	$15.69	3.8%
Northern Virginia	$19.75	$20.50	(3.7%)	$20.31	$21.10	(3.7%)
South Florida	$11.14	$11.27	(1.2%)	$11.23	$10.90	3.0%
Suburban Maryland	$21.52	$22.45	(4.1%)	$22.02	$22.88	(3.8%)
Seattle	$12.71	$12.02	5.7%	$12.60	$11.84	6.4%
Total	$15.32	$15.20	0.8%	$15.36	$15.15	1.4%

(1)	Represents total rental income earned per occupied square foot. For the three month periods ending December 31, 2018 and 2017, total rental income amounts have been annualized.

(1)	Excludes assets sold or held for sale.

Rentable Square Footage of Same Park Properties as of December 31, 2018 (1)

Markets	Industrial	Office	Flex	Total	% of Total

Northern Virginia	507	1,970	1,440	3,917	14.6%
South Florida	3,728	12	126	3,866	14.4%
East Bay	3,297	-	53	3,350	12.4%
Silicon Valley	3,094	-	367	3,461	12.9%
Dallas	1,300	-	1,587	2,887	10.7%
Suburban Maryland	394	1,382	576	2,352	8.7%
Austin	755	-	1,208	1,963	7.3%
Los Angeles County	1,256	31	317	1,604	6.0%
Seattle	1,092	28	270	1,390	5.2%
Orange County	810	-	101	911	3.4%
San Diego County	233	-	535	768	2.8%
Mid-Peninsula	-	340	94	434	1.6%

Total	16,466	3,763	6,674	26,903	100.0%

Percentage by Product Type	61.2%	14.0%	24.8%	100.0%

Same Park Weighted Average Occupancy Rates by Product Type for the Three Months Ended December 31, 2018 (1)

Markets		Industrial	Office	Flex	Total

Northern Virginia		95.4%	92.3%	95.6%	93.9%
South Florida		96.4%	9.5%	96.9%	96.2%
East Bay		99.7%	-	97.5%	99.7%
Silicon Valley		96.4%	-	96.6%	96.4%
Dallas		95.6%	-	90.7%	92.9%
Suburban Maryland		87.6%	87.5%	94.7%	89.3%
Austin		98.1%	-	87.6%	91.6%
Los Angeles County		97.4%	95.6%	98.1%	97.5%
Seattle		99.4%	100.0%	97.6%	99.1%
Orange County		96.8%	-	100.0%	97.1%
San Diego County		98.2%	-	93.6%	95.0%
Mid-Peninsula		-	94.0%	94.3%	94.1%
Total		97.2%	90.5%	93.1%	95.2%

Same Park Weighted Average Occupancy Rates by Portfolio Type for the Three Months Ended December 31, 2018 (2)

Markets			Large Tenant	Small Tenant	Total

Northern Virginia			93.6%	94.5%	93.9%
South Florida			96.5%	94.7%	96.2%
East Bay			99.7%	99.6%	99.7%
Silicon Valley			96.5%	96.3%	96.4%
Dallas			92.7%	93.3%	92.9%
Suburban Maryland			89.2%	89.4%	89.3%
Austin			92.9%	82.5%	91.6%
Los Angeles County			98.6%	96.5%	97.5%
Seattle			100.0%	97.1%	99.1%
Orange County			96.5%	98.0%	97.1%
San Diego County			-	95.0%	95.0%
Mid-Peninsula			-	94.1%	94.1%
Total			95.5%	94.5%	95.2%

(1)	7.6 million square feet was reclassified from flex to industrial effective January 1, 2018.
(2)

The Company’s “large tenant” portfolio consists of properties with average leases greater than or equal to 5,000 square feet while the “small tenant” portfolio consists of properties with average leases less than 5,000 square feet.

Same Park Weighted Average Occupancy Rates by Product Type for the Year Ended December 31, 2018 (1)

Markets	Industrial	Office	Flex	Total

Northern Virginia	94.4%	90.9%	94.7%	92.8%
South Florida	96.5%	43.8%	97.5%	96.4%
East Bay	98.8%	-	98.3%	98.8%
Silicon Valley	97.0%	-	97.1%	97.1%
Dallas	93.7%	-	86.5%	89.7%
Suburban Maryland	87.8%	87.3%	95.0%	89.3%
Austin	98.6%	-	88.8%	92.5%
Los Angeles County	98.3%	89.1%	98.2%	98.1%
Seattle	98.4%	100.0%	97.3%	98.2%
Orange County	97.5%	-	100.0%	97.8%
San Diego County	99.0%	-	95.6%	96.6%
Mid-Peninsula	-	95.6%	97.3%	96.0%
Total	97.0%	89.9%	92.4%	94.9%

Same Park Weighted Average Occupancy Rates by Portfolio Type for the Year Ended December 31, 2018 (2)

Markets		Large Tenant	Small Tenant	Total

Northern Virginia		93.4%	91.7%	92.8%
South Florida		96.7%	94.9%	96.4%
East Bay		98.7%	99.7%	98.8%
Silicon Valley		97.2%	96.5%	97.1%
Dallas		89.4%	90.3%	89.7%
Suburban Maryland		89.7%	87.8%	89.3%
Austin		93.8%	83.6%	92.5%
Los Angeles County		99.5%	96.9%	98.1%
Seattle		98.5%	97.6%	98.2%
Orange County		97.6%	98.0%	97.8%
San Diego County		-	96.6%	96.6%
Mid-Peninsula		-	96.0%	96.0%
Total		95.3%	93.9%	94.9%

(1)	7.6 million square feet was reclassified from flex to industrial effective January 1, 2018.
(2)

The Company’s “large tenant” portfolio consists of properties with average leases greater than or equal to 5,000 square feet while the “small tenant” portfolio consists of properties with average leases less than 5,000 square feet.

Rentable Square Footage of Properties as of December 31, 2018 (1) (2)

Markets	Industrial	Office	Flex	Total	% of Total

Northern Virginia	1,564	1,970	1,440	4,974	17.7%
South Florida	3,728	12	126	3,866	13.7%
East Bay	3,297	-	53	3,350	11.9%
Silicon Valley	3,094	-	367	3,461	12.3%
Dallas	1,300	-	1,587	2,887	10.2%
Suburban Maryland	394	1,608	576	2,578	9.2%
Austin	755	-	1,208	1,963	7.0%
Los Angeles County	1,256	31	317	1,604	5.7%
Seattle	1,092	28	270	1,390	4.9%
Orange County	810	-	101	911	3.2%
San Diego County	233	-	535	768	2.7%
Mid-Peninsula	-	340	94	434	1.5%

Total	17,523	3,989	6,674	28,186	100.0%

Percentage by Product Type	62.2%	14.1%	23.7%	100.0%

Weighted Average Occupancy Rates by Product Type for the Three Months Ended December 31, 2018 (1) (2)

Markets		Industrial	Office	Flex	Total

Northern Virginia		82.8%	92.3%	95.6%	90.3%
South Florida		96.4%	9.5%	96.9%	96.2%
East Bay		99.7%	-	97.5%	99.7%
Silicon Valley		96.4%	-	96.6%	96.4%
Dallas		95.6%	-	90.7%	92.9%
Suburban Maryland		87.6%	86.7%	94.7%	88.6%
Austin		98.1%	-	87.6%	91.6%
Los Angeles County		97.4%	95.6%	98.1%	97.5%
Seattle		99.4%	100.0%	97.6%	99.1%
Orange County		96.8%	-	100.0%	97.1%
San Diego County		98.2%	-	93.6%	95.0%
Mid-Peninsula		-	94.0%	94.3%	94.1%
Total		95.9%	90.0%	93.1%	94.4%

Weighted Average Occupancy Rates by Portfolio Type for the Three Months Ended December 31, 2018 (1) (3)

Markets			Large Tenant	Small Tenant	Total

Northern Virginia			89.1%	92.9%	90.3%
South Florida			96.5%	94.7%	96.2%
East Bay			99.7%	99.6%	99.7%
Silicon Valley			96.5%	96.3%	96.4%
Dallas			92.7%	93.3%	92.9%
Suburban Maryland			89.2%	87.1%	88.6%
Austin			92.9%	82.5%	91.6%
Los Angeles County			98.6%	96.5%	97.5%
Seattle			100.0%	97.1%	99.1%
Orange County			96.5%	98.0%	97.1%
San Diego County			-	95.0%	95.0%
Mid-Peninsula			-	94.1%	94.1%
Total			94.7%	93.9%	94.4%

(1)	Excludes assets sold.
(2)	7.6 million square feet was reclassified from flex to industrial effective January 1, 2018.
(3)

The Company’s “large tenant” portfolio consists of properties with average leases greater than or equal to 5,000 square feet while the “small tenant” portfolio consists of properties with average leases less than 5,000 square feet.

Weighted Average Occupancy Rates by Product Type for the Year Ended December 31, 2018 (1) (2)

Markets	Industrial	Office	Flex	Total

Northern Virginia	84.6%	90.9%	94.7%	90.6%
South Florida	96.5%	43.8%	97.5%	96.4%
East Bay	98.8%	-	98.3%	98.8%
Silicon Valley	97.0%	-	97.1%	97.1%
Dallas	93.7%	-	86.5%	89.7%
Suburban Maryland	87.8%	83.8%	95.0%	86.9%
Austin	98.6%	-	88.8%	92.5%
Los Angeles County	98.3%	89.1%	98.2%	98.1%
Seattle	98.4%	100.0%	97.3%	98.2%
Orange County	97.5%	-	100.0%	97.8%
San Diego County	99.0%	-	95.6%	96.6%
Mid-Peninsula	-	95.6%	97.3%	96.0%
Total	97.0%	88.4%	92.4%	94.2%

Weighted Average Occupancy Rates by Portfolio Type for the Year Ended December 31, 2018 (1) (3)

Markets		Large Tenant	Small Tenant	Total

Northern Virginia		90.4%	90.9%	90.6%
South Florida		96.7%	94.9%	96.4%
East Bay		98.7%	99.7%	98.8%
Silicon Valley		97.2%	96.5%	97.1%
Dallas		89.4%	90.3%	89.7%
Suburban Maryland		89.7%	80.5%	86.9%
Austin		93.8%	83.6%	92.5%
Los Angeles County		99.5%	96.9%	98.1%
Seattle		98.5%	97.6%	98.2%
Orange County		97.6%	98.0%	97.8%
San Diego County		-	96.6%	96.6%
Mid-Peninsula		-	96.0%	96.0%
Total		94.8%	92.9%	94.2%

(1)	Excludes assets sold.
(2)	7.6 million square feet was reclassified from flex to industrial effective January 1, 2018.
(3)

The Company’s “large tenant” portfolio consists of properties with average leases greater than or equal to 5,000 square feet while the “small tenant” portfolio consists of properties with average leases less than 5,000 square feet.

Lease Expirations - Industrial
		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income	%	Rental Income

2019	4,410	$53,083	23.8%	12.0%
2020	4,077	51,540	23.1%	11.6%
2021	2,526	35,134	15.7%	7.9%
2022	2,178	29,665	13.3%	6.7%
2023	1,882	26,001	11.6%	5.9%
Thereafter	1,794	27,927	12.5%	6.3%

Total	16,867	$223,350	100.0%	50.4%

Lease Expirations - Flex
		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income	%	Rental Income

2019	1,540	$30,990	25.0%	7.1%
2020	1,338	23,833	19.2%	5.4%
2021	1,002	18,720	15.1%	4.3%
2022	886	19,342	15.6%	4.4%
2023	468	9,391	7.6%	2.1%
Thereafter	996	21,598	17.5%	4.9%

Total	6,230	$123,874	100.0%	28.2%

Lease Expirations - Office
		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income	%	Rental Income

2019	766	$19,495	20.5%	4.4%
2020	796	21,339	22.5%	4.8%
2021	532	12,616	13.3%	2.9%
2022	484	13,363	14.1%	3.0%
2023	480	12,089	12.7%	2.7%
Thereafter	586	16,124	16.9%	3.6%

Total	3,644	$95,026	100.0%	21.4%

Lease Expirations - Southern California

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income	%	Rental Income
2019	1,058	$17,595	30.7%	4.0%
2020	1,031	17,513	30.6%	4.0%
2021	471	8,977	15.7%	2.0%
2022	345	6,456	11.3%	1.5%
2023	180	3,672	6.4%	0.8%
Thereafter	96	3,096	5.3%	0.7%

Total	3,181	$57,309	100.0%	13.0%

Lease Expirations - Northern California

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income	%	Rental Income
2019	1,987	$27,466	24.6%	6.2%
2020	1,428	24,531	22.0%	5.5%
2021	1,078	17,431	15.6%	3.9%
2022	856	13,415	12.0%	3.0%
2023	738	12,132	10.9%	2.7%
Thereafter	986	16,643	14.9%	3.8%

Total	7,073	$111,618	100.0%	25.1%

Lease Expirations - Austin

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income	%	Rental Income
2019	293	$5,162	15.8%	1.2%
2020	348	5,323	16.3%	1.2%
2021	281	5,328	16.3%	1.2%
2022	276	4,730	14.5%	1.1%
2023	174	2,993	9.2%	0.7%
Thereafter	432	9,127	27.9%	2.1%

Total	1,804	$32,663	100.0%	7.5%

Lease Expirations - Dallas

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income	%	Rental Income
2019	606	$6,802	19.8%	1.5%
2020	800	8,800	25.7%	2.0%
2021	440	6,144	17.9%	1.4%
2022	240	3,490	10.2%	0.8%
2023	308	4,221	12.3%	1.0%
Thereafter	279	4,842	14.1%	1.1%

Total	2,673	$34,299	100.0%	7.8%

Lease Expirations - South Florida

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income	%	Rental Income
2019	867	$9,670	22.1%	2.2%
2020	836	9,929	22.7%	2.2%
2021	698	8,388	19.2%	1.9%
2022	527	5,992	13.7%	1.4%
2023	528	6,398	14.6%	1.4%
Thereafter	294	3,395	7.7%	0.7%

Total	3,750	$43,772	100.0%	9.8%

Lease Expirations - Northern Virginia

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income	%	Rental Income
2019	1,140	$21,442	24.0%	4.9%
2020	934	16,975	19.0%	3.8%
2021	591	10,728	12.0%	2.5%
2022	833	19,601	22.0%	4.4%
2023	388	7,729	8.6%	1.7%
Thereafter	649	12,907	14.4%	2.9%

Total	4,535	$89,382	100.0%	20.2%

Lease Expirations - Suburban Maryland

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income	%	Rental Income
2019	436	$10,640	19.6%	2.4%
2020	349	7,631	14.1%	1.7%
2021	363	7,398	13.7%	1.7%
2022	284	6,061	11.2%	1.4%
2023	366	8,248	15.2%	1.9%
Thereafter	543	14,212	26.2%	3.2%

Total	2,341	$54,190	100.0%	12.3%

Lease Expirations - Seattle

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income	%	Rental Income
2019	329	$4,791	25.2%	1.1%
2020	485	6,010	31.6%	1.4%
2021	138	2,076	10.9%	0.5%
2022	187	2,625	13.8%	0.5%
2023	148	2,088	11.0%	0.5%
Thereafter	97	1,427	7.5%	0.3%

Total	1,384	$19,017	100.0%	4.3%

Lease Expirations - Large Tenant Portfolio (1)

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income	%	Rental Income
2019	4,322	$59,972	20.9%	13.6%
2020	3,981	53,195	18.5%	12.0%
2021	2,745	40,928	14.3%	9.3%
2022	2,765	46,355	16.2%	10.5%
2023	2,178	33,247	11.6%	7.5%
Thereafter	2,877	53,216	18.5%	12.0%

Total	18,868	$286,913	100.0%	64.9%

Lease Expirations - Small Tenant Portfolio (2)

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income	%	Rental Income
2019	2,394	$43,596	28.1%	9.9%
2020	2,230	43,517	28.0%	9.8%
2021	1,315	25,542	16.4%	5.8%
2022	783	16,015	10.3%	3.6%
2023	652	14,234	9.2%	3.2%
Thereafter	499	12,433	8.0%	2.8%

Total	7,873	$155,337	100.0%	35.1%

Lease Expirations - Total Portfolio

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income	%	Rental Income
2019	6,716	$103,568	23.5%	23.5%
2020	6,211	96,712	21.8%	21.8%
2021	4,060	66,470	15.1%	15.1%
2022	3,548	62,370	14.1%	14.1%
2023	2,830	47,481	10.7%	10.7%
Thereafter	3,376	65,649	14.8%	14.8%

Total	26,741	$442,250	100.0%	100.0%

(1)	Large tenant portfolio consists of properties with average leases greater than or equal to 5,000 square feet.
(2)	Small tenant portfolio consists of properties with average leases less than 5,000 square feet.

	QTD Total	YTD Total	Total Portfolio Activity
	Portfolio	Portfolio	Leasing		Customer		Transaction Costs		Transaction		Rental Rate
	Wtd. Avg.	Wtd. Avg.	Volume		Retention		per Executed Foot		Costs (2)		Change (3)
	Occupancy	Occupancy	4th Quarter	YTD	4th Quarter	YTD	4th Quarter	YTD	4th Quarter	YTD	4th Quarter	YTD

Suburban Maryland	88.6%	86.9%	129,000	669,000	73.2%	74.1%	$10.91	$11.13	11.7%	12.6%	-16.1%	-15.8%

Northern Virginia	90.3%	90.6%	425,000	1,196,000	80.5%	70.1%	$7.96	$7.06	11.1%	11.2%	1.2%	-5.2%

San Diego	95.0%	96.6%	56,000	271,000	64.9%	65.1%	$1.39	$1.37	2.8%	3.0%	12.3%	6.7%

Orange County	97.1%	97.8%	32,000	274,000	53.6%	76.3%	$0.80	$1.61	1.4%	2.1%	9.5%	6.2%

Los Angeles	97.5%	98.1%	124,000	558,000	80.1%	72.1%	$1.25	$1.39	2.7%	3.2%	15.7%	11.2%

Austin	91.6%	92.5%	94,000	546,000	96.5%	75.2%	$3.73	$2.91	2.0%	2.9%	15.3%	7.6%

Dallas	92.9%	89.7%	239,000	911,000	61.2%	54.3%	$5.89	$4.48	11.1%	9.8%	4.2%	2.2%

South Florida	96.2%	96.4%	225,000	1,243,000	73.8%	63.1%	$1.11	$1.16	2.4%	2.8%	12.7%	6.1%

Seattle	99.1%	98.2%	80,000	225,000	77.9%	52.0%	$1.22	$2.14	1.8%	3.0%	20.7%	16.4%

East Bay	99.7%	98.8%	188,000	639,000	92.0%	69.4%	$0.85	$1.22	1.1%	1.8%	24.7%	25.7%

Silicon Valley	96.4%	97.1%	163,000	654,000	76.7%	77.1%	$1.54	$1.41	1.5%	2.3%	24.8%	19.3%

Mid-Peninsula	94.1%	96.0%	30,000	131,000	78.1%	62.7%	$0.58	$1.01	0.7%	1.1%	12.5%	11.0%
Company Totals by Market	94.4%	94.2%	1,785,000	7,317,000	76.6%	68.0%	$4.25	$3.68	5.7%	6.0%	9.7%	5.0%

Industrial	95.9%	96.3%	859,000	3,923,000	77.9%	68.5%	$1.58	$1.55	2.5%	3.0%	19.5%	12.6%

Flex	93.1%	92.4%	621,000	2,063,000	76.1%	66.6%	$5.00	$3.54	6.1%	5.1%	6.0%	4.2%

Office	90.0%	88.4%	305,000	1,331,000	73.6%	68.4%	$10.20	$10.15	12.0%	12.5%	-0.4%	-7.6%
Company Totals by Type	94.4%	94.2%	1,785,000	7,317,000	76.6%	68.0%	$4.25	$3.68	5.7%	6.0%	9.7%	5.0%

(1)	Excludes assets sold.
(2)	Transaction cost percentages are computed by taking the total transaction costs divided by the total rents over the term of the lease.
(3)

Rental rate change percentages are computed by taking the percentage difference between outgoing rents and incoming rents for leases executed during the period. Leases executed on spaces vacant for more than the preceding twelve months have been excluded.

			Total Costs (1)	Construction	Stabilization
Property Information	Location	Apartment Units	(in thousands)	Completion	Period
Highgate at the Mile	McLean, VA	395	$115,426	Q4 2017	Q4 2018

As of December 31, 2018
Period end occupancy	95.9%
Average rent per unit (2)	$2,093

(1)

The total costs of the project include contributed land value of $21.0 million plus unrealized land appreciation of $6.0 million. The unrealized land appreciation of $6.0 million is not recorded on our balance sheet.

(2)

Average rent per unit is defined as the total potential monthly rental revenue (i.e. actual rent for occupied apartment units plus market rent for vacant apartment units) divided by the number of available units.